Exhibit 99.2



BEAR STEARNS                                BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009





DATE:             June 29, 2006

TO:               Countrywide Home Loans, Inc.
ATTENTION:        Mr. Jeff Staab
TELEPHONE:        1-818-225-3279
FACSIMILE:        1-818-225-4010              FAX:  1-818-225-4038

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8264 - Amended II

This Confirmation and Agreement is amended as of June 29, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 2 of 16


     Type of Transaction:     Rate Cap

     Notional Amount:         With  respect  to  any  Calculation   Period,  the
                              amount set forth for such period in the Schedule of Notional Amounts attached hereto.

     Trade Date:              May 17, 2006

     Effective Date:          June 30, 2006

     Termination Date:        December 25, 2022

     Fixed Amount (Premium):

         Fixed Rate Payer:    Counterparty

         Fixed Rate Payer
         Payment Date:        May 19, 2006

         Fixed Amount:        USD 153,000

     Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            5.30000%

         Floating Rate Payer
         Period End Dates:    The 25th  calendar  day of each month during the
                              Term of this  Transaction,  commencing  July 25,
                              2006 and ending on the Termination Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:       Early   Payment   shall   be   applicable.   One
                              Business  Day   preceding   each  Floating  Rate
                              Payer Period End Date.

         Floating Rate
         Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.80000% then the Floating Rate for such Calculation Period shall be deemed to be 8.80000%.

         Designated Maturity: One month

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 3 of 16


         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for payments: New York

     Business Day Convention: Modified Following

     Additional Amount:       In connection with consolidating this
                              Transaction and the Transaction with BSFP
                              Reference Number FXNEC8317, USD 31,000 is payable by Counterparty to BSFP on July 3, 2006.

3.   Additional Provisions:   Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.



4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 4 of 16


(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 5 of 16

Party required to deliver Form/Document/          Date by which to
document                  Certificate             be delivered

BSFP and                  Any document  required  Promptly  after the earlier of
the Counterparty          or          reasonably  (i) reasonable  demand by
                          requested   to   allow  either party or (ii)  learning
                          the  other   party  to  that  such form or document is
                          make  payments   under  required
                          this         Agreement
                          without any  deduction
                          or withholding  for or
                          on the  account of any
                          Tax   or   with   such
                          deduction           or
                          withholding    at    a
                          reduced rate

(2)   Other documents to be delivered are:

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

BSFP and         Any documents         Upon the            Yes
the Counterparty required by the       execution and
                 receiving party to    delivery of this
                 evidence the          Agreement and
                 authority of the      such Confirmation
                 delivering party or
                 its Credit Support
                 Provider, if any,
                 for it to execute
                 and deliver this
                 Agreement, any
                 Confirmation , and
                 any Credit Support
                 Documents to which
                 it is a party, and
                 to evidence the
                 authority of the
                 delivering party or
                 its Credit Support
                 Provider to perform
                 its obligations
                 under this
                 Agreement, such
                 Confirmation and/or
                 Credit Support
                 Document, as the
                 case may be

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 6 of 16

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

BSFP and         A certificate of an   Upon the            Yes
the Counterparty authorized officer    execution and
                 of the party, as to   delivery of this
                 the incumbency and    Agreement and
                 authority of the      such Confirmation
                 respective officers
                 of the party signing
                 this Agreement, any
                 relevant Credit
                 Support Document, or
                 any  Confirmation,
                 as the case may be

6)  Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 7 of 16


(b)   Process  Agent.  For the purpose of Section  13(c) of the ISDA Form Master
Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit   Support   Document.   Not  applicable  for  either  BSFP  or  the
Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h)   Governing Law.    The  parties  to this  Agreement  hereby  agree that the
      law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 8 of 16


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)   Waiver of Jury Trial.   Each  party  waives  any  right  it may  have to a
trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)   BSFP  will  not   unreasonably   withhold  or  delay  its  consent  to  an
assignment of this Agreement to  any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i)  It  has  the  capacity  to  evaluate   (internally  or  through
independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

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Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 9 of 16

            (ii)  It  understands  the  terms,   conditions  and  risks  of  the
Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 10 of 16



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /S/ Annie Manevitz
     ---------------------------
     Name: Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /S/ Brad Cburn
     ---------------------------------------------------------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name: Brad Coburn
     Title: Managing Director and Assistant Treasurer

Reference Number: FXNEC8264 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 11 of 16




                         SCHEDULE OF NOTIONAL AMOUNTS

    From and including        To but excluding              Notional Amount
                                                                 (USD)
      Effective Date               25-Jul-2006               25,700,000.00
       25-Jul-2006                 25-Aug-2006               24,766,557.01
       25-Aug-2006                 25-Sep-2006               23,860,285.04
       25-Sep-2006                 25-Oct-2006               22,981,067.28
       25-Oct-2006                 25-Nov-2006               22,128,779.18
       25-Nov-2006                 25-Dec-2006               21,303,288.44
       25-Dec-2006                 25-Jan-2007               20,504,454.98
       25-Jan-2007                 25-Feb-2007               19,732,130.98
       25-Feb-2007                 25-Mar-2007               18,986,160.83
       25-Mar-2007                 25-Apr-2007               18,266,381.20
       25-Apr-2007                 25-May-2007               17,572,621.03
       25-May-2007                 25-Jun-2007               16,904,701.55
       25-Jun-2007                 25-Jul-2007               16,262,436.33
       25-Jul-2007                 25-Aug-2007               15,645,631.34
       25-Aug-2007                 25-Sep-2007               15,054,084.96
       25-Sep-2007                 25-Oct-2007               14,487,588.09
       25-Oct-2007                 25-Nov-2007               13,945,924.15
       25-Nov-2007                 25-Dec-2007               13,428,869.23
       25-Dec-2007                 25-Jan-2008               12,936,192.09
       25-Jan-2008                 25-Feb-2008               12,467,654.30
       25-Feb-2008                 25-Mar-2008               12,023,010.35
       25-Mar-2008                 25-Apr-2008               11,602,007.67
       25-Apr-2008                 25-May-2008               11,204,386.83
       25-May-2008                 25-Jun-2008               10,829,552.36
       25-Jun-2008                 25-Jul-2008               10,477,237.04
       25-Jul-2008                 25-Aug-2008               10,147,167.27
       25-Aug-2008                 25-Sep-2008                9,839,063.14
       25-Sep-2008                 25-Oct-2008                9,552,353.02
       25-Oct-2008                 25-Nov-2008                9,285,256.04
       25-Nov-2008                 25-Dec-2008                9,036,602.87
       25-Dec-2008                 25-Jan-2009                8,793,116.17
       25-Jan-2009                 25-Feb-2009                8,554,546.62
       25-Feb-2009                 25-Mar-2009                8,320,833.87
       25-Mar-2009                 25-Apr-2009                8,091,918.23
       25-Apr-2009                 25-May-2009                7,867,740.64
       25-May-2009                 25-Jun-2009                7,648,242.68
       25-Jun-2009                 25-Jul-2009                7,433,366.56
       25-Jul-2009                 25-Aug-2009                7,223,055.12
       25-Aug-2009                 25-Sep-2009                7,017,251.80
       25-Sep-2009                 25-Oct-2009                6,815,900.66
       25-Oct-2009                 25-Nov-2009                6,618,946.36
       25-Nov-2009                 25-Dec-2009                6,426,334.17
       25-Dec-2009                 25-Jan-2010                6,238,009.94
       25-Jan-2010                 25-Feb-2010                6,053,920.09
       25-Feb-2010                 25-Mar-2010                5,874,011.66
       25-Mar-2010                 25-Apr-2010                5,698,232.21
       25-Apr-2010                 25-May-2010                5,526,529.92
       25-May-2010                 25-Jun-2010                5,358,853.50
       25-Jun-2010                 25-Jul-2010                5,195,152.23
       25-Jul-2010                 25-Aug-2010                5,035,375.93
       25-Aug-2010                 25-Sep-2010                4,879,474.98
       25-Sep-2010                 25-Oct-2010                4,727,400.27
       25-Oct-2010                 25-Nov-2010                4,579,103.26
       25-Nov-2010                 25-Dec-2010                4,434,535.92
       25-Dec-2010                 25-Jan-2011                4,293,650.74
       25-Jan-2011                 25-Feb-2011                4,156,400.73
       25-Feb-2011                 25-Mar-2011                4,022,739.42
       25-Mar-2011                 25-Apr-2011                3,893,105.46
       25-Apr-2011                 25-May-2011                3,766,978.26
       25-May-2011                 25-Jun-2011                3,644,312.71
       25-Jun-2011                 25-Jul-2011                3,525,438.78
       25-Jul-2011                 25-Aug-2011                3,429,906.10
       25-Aug-2011                 25-Sep-2011                3,337,604.94
       25-Sep-2011                 25-Oct-2011                3,248,492.28
       25-Oct-2011                 25-Nov-2011                3,162,525.57
       25-Nov-2011                 25-Dec-2011                3,079,662.75
       25-Dec-2011                 25-Jan-2012                2,999,862.22
       25-Jan-2012                 25-Feb-2012                2,923,082.83
       25-Feb-2012                 25-Mar-2012                2,849,283.89
       25-Mar-2012                 25-Apr-2012                2,778,425.14
       25-Apr-2012                 25-May-2012                2,710,466.80
       25-May-2012                 25-Jun-2012                2,645,369.50
       25-Jun-2012                 25-Jul-2012                2,583,094.33
       25-Jul-2012                 25-Aug-2012                2,529,865.94
       25-Aug-2012                 25-Sep-2012                2,479,309.27
       25-Sep-2012                 25-Oct-2012                2,431,387.13
       25-Oct-2012                 25-Nov-2012                2,386,062.73
       25-Nov-2012                 25-Dec-2012                2,343,299.68
       25-Dec-2012                 25-Jan-2013                2,303,062.03
       25-Jan-2013                 25-Feb-2013                2,265,314.19
       25-Feb-2013                 25-Mar-2013                2,230,021.00
       25-Mar-2013                 25-Apr-2013                2,197,147.69
       25-Apr-2013                 25-May-2013                2,166,659.88
       25-May-2013                 25-Jun-2013                2,138,523.57
       25-Jun-2013                 25-Jul-2013                2,112,705.14
       25-Jul-2013                 25-Aug-2013                2,100,713.19
       25-Aug-2013                 25-Sep-2013                2,090,775.87
       25-Sep-2013                 25-Oct-2013                2,082,862.47
       25-Oct-2013                 25-Nov-2013                2,076,942.61
       25-Nov-2013                 25-Dec-2013                2,072,986.26
       25-Dec-2013                 25-Jan-2014                2,070,963.76
       25-Jan-2014                 25-Feb-2014                2,070,845.76
       25-Feb-2014                 25-Mar-2014                2,070,845.76
       25-Mar-2014                 25-Apr-2014                2,070,845.76
       25-Apr-2014                 25-May-2014                2,070,845.76
       25-May-2014                 25-Jun-2014                2,070,845.76
       25-Jun-2014                 25-Jul-2014                2,070,845.76
       25-Jul-2014                 25-Aug-2014                2,070,845.76
       25-Aug-2014                 25-Sep-2014                2,070,845.76
       25-Sep-2014                 25-Oct-2014                2,070,845.76
       25-Oct-2014                 25-Nov-2014                2,070,845.76
       25-Nov-2014                 25-Dec-2014                2,070,845.76
       25-Dec-2014                 25-Jan-2015                2,070,845.76
       25-Jan-2015                 25-Feb-2015                2,070,845.76
       25-Feb-2015                 25-Mar-2015                2,070,845.76
       25-Mar-2015                 25-Apr-2015                2,070,845.76
       25-Apr-2015                 25-May-2015                2,070,845.76
       25-May-2015                 25-Jun-2015                2,070,845.76
       25-Jun-2015                 25-Jul-2015                2,070,845.76
       25-Jul-2015                 25-Aug-2015                2,070,845.76
       25-Aug-2015                 25-Sep-2015                2,070,845.76
       25-Sep-2015                 25-Oct-2015                2,070,845.76
       25-Oct-2015                 25-Nov-2015                2,070,845.76
       25-Nov-2015                 25-Dec-2015                2,070,845.76
       25-Dec-2015                 25-Jan-2016                2,070,845.76
       25-Jan-2016                 25-Feb-2016                2,070,845.76
       25-Feb-2016                 25-Mar-2016                2,070,845.76
       25-Mar-2016                 25-Apr-2016                2,070,845.76
       25-Apr-2016                 25-May-2016                2,070,845.76
       25-May-2016                 25-Jun-2016                2,070,845.76
       25-Jun-2016                 25-Jul-2016                2,070,845.76
       25-Jul-2016                 25-Aug-2016                2,070,845.76
       25-Aug-2016                 25-Sep-2016                2,070,845.76
       25-Sep-2016                 25-Oct-2016                2,070,845.76
       25-Oct-2016                 25-Nov-2016                2,070,845.76
       25-Nov-2016                 25-Dec-2016                2,070,845.76
       25-Dec-2016                 25-Jan-2017                2,070,845.76
       25-Jan-2017                 25-Feb-2017                2,064,423.47
       25-Feb-2017                 25-Mar-2017                2,044,545.40
       25-Mar-2017                 25-Apr-2017                2,024,112.50
       25-Apr-2017                 25-May-2017                2,003,141.27
       25-May-2017                 25-Jun-2017                1,981,647.88
       25-Jun-2017                 25-Jul-2017                1,959,648.23
       25-Jul-2017                 25-Aug-2017                1,937,157.89
       25-Aug-2017                 25-Sep-2017                1,914,192.12
       25-Sep-2017                 25-Oct-2017                1,890,765.92
       25-Oct-2017                 25-Nov-2017                1,866,893.99
       25-Nov-2017                 25-Dec-2017                1,842,590.73
       25-Dec-2017                 25-Jan-2018                1,817,870.28
       25-Jan-2018                 25-Feb-2018                1,792,746.50
       25-Feb-2018                 25-Mar-2018                1,767,232.99
       25-Mar-2018                 25-Apr-2018                1,741,343.07
       25-Apr-2018                 25-May-2018                1,715,089.80
       25-May-2018                 25-Jun-2018                1,688,486.00
       25-Jun-2018                 25-Jul-2018                1,661,544.23
       25-Jul-2018                 25-Aug-2018                1,634,276.79
       25-Aug-2018                 25-Sep-2018                1,606,695.75
       25-Sep-2018                 25-Oct-2018                1,578,812.93
       25-Oct-2018                 25-Nov-2018                1,550,639.93
       25-Nov-2018                 25-Dec-2018                1,522,188.11
       25-Dec-2018                 25-Jan-2019                1,493,468.58
       25-Jan-2019                 25-Feb-2019                1,464,492.27
       25-Feb-2019                 25-Mar-2019                1,435,269.86
       25-Mar-2019                 25-Apr-2019                1,405,811.80
       25-Apr-2019                 25-May-2019                1,376,128.37
       25-May-2019                 25-Jun-2019                1,346,229.61
       25-Jun-2019                 25-Jul-2019                1,316,125.34
       25-Jul-2019                 25-Aug-2019                1,285,825.22
       25-Aug-2019                 25-Sep-2019                1,255,338.69
       25-Sep-2019                 25-Oct-2019                1,224,674.97
       25-Oct-2019                 25-Nov-2019                1,193,843.13
       25-Nov-2019                 25-Dec-2019                1,162,852.01
       25-Dec-2019                 25-Jan-2020                1,131,710.31
       25-Jan-2020                 25-Feb-2020                1,100,426.50
       25-Feb-2020                 25-Mar-2020                1,069,008.90
       25-Mar-2020                 25-Apr-2020                1,037,465.64
       25-Apr-2020                 25-May-2020                1,005,804.69
       25-May-2020                 25-Jun-2020                  974,033.82
       25-Jun-2020                 25-Jul-2020                  942,160.68
       25-Jul-2020                 25-Aug-2020                  910,192.70
       25-Aug-2020                 25-Sep-2020                  878,137.20
       25-Sep-2020                 25-Oct-2020                  846,001.30
       25-Oct-2020                 25-Nov-2020                  813,791.98
       25-Nov-2020                 25-Dec-2020                  781,516.06
       25-Dec-2020                 25-Jan-2021                  749,180.23
       25-Jan-2021                 25-Feb-2021                  716,791.00
       25-Feb-2021                 25-Mar-2021                  684,354.75
       25-Mar-2021                 25-Apr-2021                  651,877.72
       25-Apr-2021                 25-May-2021                  619,366.01
       25-May-2021                 25-Jun-2021                  586,812.87
       25-Jun-2021                 25-Jul-2021                  554,236.87
       25-Jul-2021                 25-Aug-2021                  521,643.70
       25-Aug-2021                 25-Sep-2021                  489,038.91
       25-Sep-2021                 25-Oct-2021                  456,427.94
       25-Oct-2021                 25-Nov-2021                  423,816.07
       25-Nov-2021                 25-Dec-2021                  391,208.48
       25-Dec-2021                 25-Jan-2022                  358,610.23
       25-Jan-2022                 25-Feb-2022                  326,026.24
       25-Feb-2022                 25-Mar-2022                  293,461.34
       25-Mar-2022                 25-Apr-2022                  260,920.21
       25-Apr-2022                 25-May-2022                  228,407.43
       25-May-2022                 25-Jun-2022                  195,927.49
       25-Jun-2022                 25-Jul-2022                  163,484.75
       25-Jul-2022                 25-Aug-2022                  131,083.44
       25-Aug-2022                 25-Sep-2022                   98,727.73
       25-Sep-2022                 25-Oct-2022                   66,421.64
       25-Oct-2022                 25-Nov-2022                   34,169.14
       25-Nov-2022              Termination Date                  1,974.05